COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

CLASS A (APFAX), CLASS C (APFCX) AND CLASS I (APFIX) SHARES

SUPPLEMENT DATED MARCH 18, 2014

TO THE PROSPECTUS DATED MARCH 1, 2014

On March 18, 2014, the Board of Directors of Cohen & Steers Emerging Markets Real Estate Fund, Inc. (the “Fund”) considered and approved a Plan of Liquidation with respect to the Fund. Accordingly, the Fund will be liquidated on or about April 25, 2014, unless the Board determines to effect the liquidation of the Fund on an earlier date (the “Liquidation Date”).

Suspension of sales. Shares of the Fund will no longer be available for purchase as of March 19, 2014.

Waiver of redemption fees. Effective March 19, 2014, or as soon as practicable thereafter, the Fund will waive its redemption fee of 2.00% that is charged on redemptions made within 60 days of purchase. The Fund will also waive any contingent deferred sales charges that may be applicable.

Liquidation of Assets. On or before the Liquidation Date, the Fund will seek to convert substantially all of its portfolio securities to cash or cash equivalents. Therefore, the Fund may depart from its stated investment objective and policies as it prepares to distribute its assets to shareholders. As soon as possible after the Liquidation Date, the Fund will distribute pro rata to the Fund’s shareholders of record as of the close of business on the Liquidation Date all of the remaining assets of the Fund, after paying, or setting aside the amount to pay, any liabilities. Upon the transfer of the liquidating distribution, all outstanding shares of the Fund will be deemed cancelled.

Important Tax Information. The Liquidation of the Fund will be a realization event for shareholders holding shares through taxable accounts, meaning that if you receive an amount in liquidation of the Fund in excess of your tax basis, you will realize a capital gain, and if you receive an amount in liquidation of the Fund less than your tax basis, you will realize a capital loss. Generally, the Liquidation of a Fund will not be a taxable event if you are invested through a tax-deferred arrangement, such as such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements. The tax consequences discussed herein may affect shareholders differently depending upon their particular tax situations. Shareholders should consult their tax advisor for information about the tax effects of the liquidation.

Until the Liquidation Date, shareholders may redeem their shares in the manner set forth in the Fund’s current Prospectus. Until the Liquidation Date, shareholders may also exchange their shares for shares of other Cohen & Steers open-end funds as discussed in the Fund’s current Prospectus. Shareholders investing through a financial intermediary should contact his or her intermediary for more information.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

EMRESUPACI-0314